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                                                                   EXHIBIT 10(e)

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|                SERVICE REQUEST |
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     P   L   A   T   I   N   U   M
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                  INVESTOR(SM) III
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             AMERICAN GENERAL LIFE
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PLATINUM INVESTOR III--FIXED OPTION                                 MFS Variable Insurance Trust
     .  Division 301 -- AGL Declared Fixed Interest Account         ----------------------------
                                                                         .  Division 284 - MFS Capital Opportunities
PLATINUM INVESTOR III -- VARIABLE DIVISIONS                              .  Division 282 - MFS Emerging Growth
AIM Variable Insurance Funds                                             .  Division 285 - MFS New Discovery
----------------------------                                             .  Division 283 - MFS Research
     .  Division 260 - AIM V.I. International Growth
     .  Division 261 - AIM V.I. Premier Equity                      Neuberger Berman Advisers Management Trust
                                                                    ------------------------------------------
American Century Variable Portfolios, Inc.                               .  Division 286 - Mid-Cap Growth
------------------------------------------
     .  Division 262 - VP Value                                     PIMCO Variable Insurance Trust
                                                                    ------------------------------
Ayco Series Trust                                                        .  Division 288 - PIMCO Real Return
-----------------                                                        .  Division 287 - PIMCO Short-Term
     .  Division 270 - Ayco Growth                                       .  Division 289 - PIMCO Total Return

Credit Suisse Trust                                                 Putnam Variable Trust
-------------------                                                 ---------------------
     .  Division 300 - Small Cap Growth                                  .  Division 290 - Putnam VT Diversified Income
                                                                         .  Division 291 - Putnam VT Growth and Income
Dreyfus Investment Portfolios                                            .  Division 292 - Putnam VT Int'l Growth and Income
-----------------------------
     .  Division 273 - MidCap Stock                                 SAFECO Resource Series Trust
                                                                    ----------------------------
Dreyfus Variable Investment Fund                                         .  Division 293 - Equity
--------------------------------                                         .  Division 294 - Growth Opportunities
     .  Division 271 - Quality Bond
     .  Division 272 - Small Cap                                    SUNAMERICA SERIES TRUST
                                                                         .  Division 307 - Aggressive Growth
Fidelity Variable Insurance Products Fund                                .  Division 306 - SunAmerica Balanced
-----------------------------------------
     .  Division 277 - VIP Asset Manager                            The Universal Institutional Funds, Inc.
     .  Division 276 - VIP Contrafund                               ---------------------------------------
     .  Division 274 - VIP Equity-Income                                 .  Division 295 - Equity Growth
     .  Division 275 - VIP Growth                                        .  Division 296 - High Yield

Franklin Templeton Variable Insurance Products Trust                VALIC Company I
----------------------------------------------------                ---------------
     .  Division 302 - Franklin U.S. Government                          .  Division 263 - International Equities
     .  Division 303 - Mutual Shares Securities                          .  Division 264 - MidCap Index
     .  Division 304 - Templeton Foreign Securities                      .  Division 265 - Money Market I
                                                                         .  Division 266 - Nasdaq-100 Index
Janus Aspen Series                                                       .  Division 269 - Science & Technology
------------------                                                       .  Division 268 - Small Cap Index
     .  Division 280 - Aggressive Growth                                 .  Division 267 - Stock Index
     .  Division 278 - International Growth
     .  Division 279 - Worldwide Growth                             Vanguard Variable Insurance Fund
                                                                    --------------------------------
J.P. Morgan Series Trust II                                              .  Division 297 - High Yield Bond
---------------------------                                              .  Division 298 - REIT Index
     .  Division 281 - JPMorgan Small Company
                                                                    Van Kampen Life Investment Trust
                                                                    --------------------------------
                                                                         .  Division 299 - Growth & Income
AGLC0223 Rev 0302
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AIG  AMERICAN                                                                                                VARIABLE UNIVERSAL LIFE
       |GENERAL                                                                                            INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                  PO Box 4880.Houston, TX. 77210-4880
Member of American International Group, Inc.
                                      (888) 325-9315 or (713) 831-3443 . Hearing Impaired (TDD) (888) 436-5258 . Fax: (877) 445-3098
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  [_]  POLICY                  1. | POLICY #:_________________________________ Insured:__________________________________
       IDENTIFICATION             | Address:________________________________________________________________ New Address (yes) (no)
    COMPLETE THIS SECTION         | Primary Owner (if other than an insured):_______________________________
      FOR ALL REQUESTS.           | Address:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner's S.S. No. or Tax I.D. No._____________ Phone Number:(   )_____-_________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)    Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
of one of the Contingent Insureds,| __________________________________________________    __________________________________________
Owner, Payor or Beneficiary has   |
changed. (Please note, this does  | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
    not change the Contingent     |
   Insureds, Owner, Payor or      |
   Beneficiary designation.)      |
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION               PREM % DED %   INVESTMENT DIVISION               PREM %  DED %
       ALLOCATION                 | AIM VARIABLE INSURANCE FUNDS                     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
       PERCENTAGES                | (260) AIM V.I. International Growth _____ _____  (286) Mid-Cap Growth             ______  ______
  Use this section to indicate    | (261) AIM V.I. Premier Equity       _____ _____
     how premiums or monthly      |                                                  PIMCO VARIABLE INSURANCE TRUST
 deductions are to be allocated.  | AMERICAN CENTURY VARIABLE                        (288) PIMCO Real Return          ______  ______
 Total allocation in each column  | PORTFOLIOS, INC.                                 (287) PIMCO Short-Term           ______  ______
     must equal 100%; whole       | (262) VP Value                      _____ _____  (289) PIMCO Total Return         ______  ______
         numbers only.            |
                                  | AYCO SERIES TRUST                                PUTNAM VARIABLE TRUST
                                  | (270) Ayco Growth                   _____ _____  (290) Putnam VT Diversified
                                  |                                                        Income                     ______  ______
                                  | CREDIT SUISSE TRUST                              (291) Putnam VT Growth and Income______  ______
                                  | (300) Small Cap Growth              _____ _____  (292) Putnam VT Int'l Growth and
                                  |                                                        Income                     ______  ______
                                  | DREYFUS INVESTMENT PORTFOLIOS
                                  | (273) MidCap Stock                  _____ _____  SAFECO RESOURCE SERIES TRUST
                                  |                                                  (293) Equity                     ______  ______
                                  | DREYFUS VARIABLE INVESTMENT FUND                 (294) Growth Opportunities       ______  ______
                                  | (271) Quality Bond                  _____ _____
                                  | (272) Small Cap                     _____ _____  SUNAMERICA SERIES TRUST
                                  |                                                  (307) Aggressive Growth          ______  ______
                                  | FIDELITY VARIABLE INSURANCE                      (306) SunAmerica Balanced        ______  ______
                                  | PRODUCTS FUND
                                  | (277) VIP Asset Manager             _____ _____  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (276) VIP Contrafund                _____ _____  (295) Equity Growth              ______  ______
                                  | (274) VIP Equity-Income             _____ _____  (296) High Yield                 ______  ______
                                  | (275) VIP Growth                    _____ _____
                                  |                                                  VALIC COMPANY I
                                  | FRANKLIN TEMPLETON VARIABLE                      (263) International Equities     ______  ______
                                  | INSURANCE PRODUCTS TRUST                         (264) Mid Cap Index              ______  ______
                                  | (302) Franklin U.S. Government      _____ _____  (265) Money Market I             ______  ______
                                  | (303) Mutual Shares Securities      _____ _____  (266) Nasdaq-100 Index           ______  ______
                                  | (304) Templeton Foreign Securities  _____ _____  (269) Science & Technology       ______  ______
                                  |                                                  (268) Small Cap Index            ______  ______
                                  | JANUS ASPEN SERIES                               (267) Stock Index                ______  ______
                                  | (280) Aggressive Growth             _____ _____
                                  | (278) International Growth          _____ _____  VANGUARD VARIABLE INSURANCE FUND
                                  | (279) Worldwide Growth              _____ _____  (297) High Yield Bond            ______  ______
                                  |                                                  (298) REIT Index                 ______  ______
                                  | J.P MORGAN SERIES TRUST II
                                  | (281) JPMorgan Small Company        _____ _____  VAN KAMPEN LIFE INVESTMENT TRUST
                                  |                                                  (299) Growth & Income            ______  ______
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (284) MFS Capital Opportunities     _____ _____  Other:_______________________    ______  ______
                                  | (282) MFS Emerging Growth           _____ _____  (301) AGL Declared Fixed
                                  | (285) MFS New Discovery             _____ _____        Interest Account           ______  ______
                                  | (283) MFS Research                  _____ _____                                   100%    100%
                                  |
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AGLC0223 Rev0302                                               PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  |                                                         Bank Draft Authorization Form and
 billing frequency and/or method  |                                                         "Void" Check)
  of premium payment.  Note,      |
however, that AGL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to AGL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to AGL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum) taken from the Money Market I Division and
accumulation value) An amount may | transferred to the following Divisions:
be deducted periodically from the |
  Money Market I Division and     | AIM VARIABLE INSURANCE FUNDS                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  placed in one or more of the    | (260) AIM V.I. International Growth   $_______  (286) Mid-Cap Growth                    $_______
        divisions listed.         | (261) AIM V.I. Premier Equity         $_______
     The AGL Declared Fixed       |                                                 PIMCO VARIABLE INSURANCE TRUST
Interest Account is not available | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.      (288) PIMCO Real Return                 $_______
    for Dollar Cost Averaging.    | (262) VP Value                        $_______  (287) PIMCO Short-Term                  $_______
 Please refer to the prospectus   |                                                 (289) PIMCO Total Return                $_______
   for more information on the    | AYCO SERIES TRUST
  Dollar Cost Averaging Option.   | (270) Ayco Growth                     $_______  PUTNAM VARIABLE TRUST
    Note: Automatic Rebalancing   |                                                 (290) Putnam VT Diversified Income      $_______
  is not available if the Dollar  | CREDIT SUISSE TRUST                             (291) Putnam VT Growth and Income       $_______
    Cost Averaging Option is      | (300) Small Cap Growth                $_______  (292) Putnam VT Int'l Growth and Income $_______
           chosen.                |
                                  | DREYFUS INVESTMENT PORTFOLIOS                    SAFECO RESOURCE SERIES TRUST
                                  | (273) MidCap Stock                    $_______   (293) Equity                           $_______
                                  |                                                  (294) Growth Opportunities             $_______
                                  | DREYFUS VARIABLE INVESTMENT FUND
                                  | (271) Quality Bond                    $_______   SUNAMERICA SERIES TRUST
                                  | (272) Small Cap                       $_______   (307) Aggressive Growth                $_______
                                  |                                                  (306) SunAmerica Balanced              $_______
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                  | (277) VIP Asset Manager               $_______   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (276) VIP Contrafund                  $_______   (295) Equity Growth                    $_______
                                  | (274) VIP Equity-Income               $_______   (296) High Yield                       $_______
                                  | (275) VIP Growth                      $_______
                                  |                                                  VALIC COMPANY I
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            (263) International Equities           $_______
                                  | PRODUCTS TRUST                                   (264) Mid Cap Index                    $_______
                                  | (302) Franklin U.S. Government        $_______   (266) Nasdaq-100 Index                 $_______
                                  | (303) Mutual Shares Securities        $_______   (269) Science & Technology             $_______
                                  | (304) Templeton Foreign Securities    $_______   (268) Small Cap Index                  $_______
                                  |                                                  (267) Stock Index                      $_______
                                  | JANUS ASPEN SERIES
                                  | (280) Aggressive Growth               $_______   VANGUARD VARIABLE INSURANCE FUND
                                  | (278) International Growth            $_______   (297) High Yield Bond                  $_______
                                  | (279) Worldwide Growth                $_______   (298) REIT Index                       $_______
                                  |
                                  | J.P. MORGAN SERIES TRUST II                      VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (281) JPMorgan Small Company          $_______   (299) Growth & Income                  $_______
                                  |
                                  | MFS VARIABLE INSURANCE TRUST                     OTHER:_____________________________    $_______
                                  | (284) MFS Capital Opportunities       $_______
                                  | (282) MFS Emerging Growth             $_______
                                  | (285) MFS New Discovery               $_______
                                  | (283) MFS Research Division           $_______
                                  | _______ INITIAL HERE TO REVOKE DOLLAR COST AVERAGING ELECTION.
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AGLC0223 Rev0302                                               PAGE 3 OF 5
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  [_]  AUTOMATIC               7. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _________%:___________________________________      ________%:________________________________
 variable divisions. Please refer |
    to the prospectus for more    | _________%:___________________________________      ________%:________________________________
   information on the Automatic   |
       Rebalancing Option.        | _________%:___________________________________      ________%:________________________________
 Note: Dollar Cost Averaging is   |
 not available if the Automatic   | _________%:___________________________________      ________%:________________________________
  Rebalancing Option is chosen.   |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | _________%:___________________________________      ________%:________________________________
                                  |
                                  | ______________Initial Here To Revoke Automatic Rebalancing Election.
                                  |
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  [_]  TELEPHONE               8. | I(/we if Joint Owners) hereby authorize AGL to act on telephone instructions to transfer values
       PRIVILEGE                  | among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations
       AUTHORIZATION              | for future purchase payments and monthly deductions.
Complete this section if you are  |
applying for or revoking current  | Initial the designation you prefer:
     telephone privileges.        |
                                  | _________Policy Owner(s) ONLY - If Joint Owners, either one acting independently.
                                  |
                                  | _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL
                                  |          and the firm authorized to service my policy.
                                  |
                                  | AGL and any non-owner designated by this authorization will not be responsible for any claim,
                                  | loss or expense based upon telephone transfer or allocation instructions received and acted upon
                                  | in good faith, including losses due to telephone instruction communication errors. AGL's
                                  | liability for erroneous transfers or allocations, unless clearly contrary to instructions
                                  | received, will be limited to correction of the allocations on a current basis. If an error,
                                  | objection or other claim arises due to a telephone transaction, I will notify AGL in writing
                                  | within five working days from the receipt of the confirmation of the transaction from AGL. I
                                  | understand that this authorization is subject to the terms and provisions of my variable
                                  | universal life insurance policy and its related prospectus. This authorization will remain in
                                  | effect until my written notice of its revocation is received by AGL at the address printed on
                                  | the top of this service request form.
                                  |
                                  | _______INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
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 [_]  CORRECT AGE              9. |
 Use this section to correct the  | Name of Insured for whom this correction is submitted: ______________________________
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF             10. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to ____________________________.
  Use this section if you want to |
   move money between divisions.  | Transfer $_______ or _______% from ____________________________ to ____________________________.
The minimum amount for transfers  |
is $500.00. Withdrawals from the  | Transfer $_______ or _______% from ____________________________ to ____________________________.
  AGL Declared Fixed Interest     |
Account to a Variable Division    | Transfer $_______ or _______% from ____________________________ to ____________________________.
may only be made within the 60    |
days after a contract anniversary.| Transfer $_______ or _______% from ____________________________ to ____________________________.
See transfer limitations outlined |
 in prospectus. If a transfer     | Transfer $_______ or _______% from ____________________________ to ____________________________.
      causes the balance in       |
   any division to drop below     | Transfer $_______ or _______% from ____________________________ to ____________________________.
 $500, AGL reserves the right     |
to transfer the remaining balance.| Transfer $_______ or _______% from ____________________________ to ____________________________.
 Amounts to be transferred should |
    be indicated in dollar or     | Transfer $_______ or _______% from ____________________________ to ____________________________.
  percentage amounts, maintaining |
     consistency throughout.      | Transfer $_______ or _______% from ____________________________ to ____________________________.
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AGLC0233 Rev0302                                                     PAGE 4 OF 5
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 [_]  REQUEST FOR PARTIAL     11. | _______ I request a partial surrender of $________ or _______% of the net cash surrender value.
      SURRENDER/POLICY LOAN       |
                                  | _______ I request a loan in the amount of $__________.
 Use this section to apply for a  |
partial surrender from or policy  | _______ I request the maximum loan amount available from my policy.
loan against policy values. For   |
detailed information concerning   | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 these two options please refer   | percentages in effect, if available; otherwise they ar taken pro-rata from the AGL Declared
 to your policy and its related   | Fixed Interest Account and Variable Divisions in use.
 prospectus. If applying for a    |
 partial surrender, be sure to    | _______________________________________________________________________________________________
   complete the Notice of         |
 Withholding section of this      | _______________________________________________________________________________________________
Service Request in addition to    |
        this section.             | _______________________________________________________________________________________________
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 [_]  NOTICE OF               12. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 11.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  | IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).
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 [_]  AFFIRMATION/            13. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  |
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         CITY, STATE
                                  |
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE
                                  |
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AGLC0223 Rev0302                                                PAGE 5 OF 5
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